UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2026

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Commerce Street
Smithfield, VA 23430
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (757) 365-3000
N/A
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SFD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 14, 2026, Smithfield Foods, Inc. (the “Company”) entered into a Senior Unsecured Delayed Draw Term Loan Credit Agreement with the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, and the arrangers, bookrunners and other agents party thereto (the “Term Loan Credit Agreement”).

The Term Loan Credit Agreement, among other things, provides for aggregate delayed draw term loan commitments, on a senior unsecured basis, of $600 million (the “Term Loan Facility”). The Term Loan Facility is available to be drawn, subject to the satisfaction of customary conditions precedent, in a single drawing by the Company until December 23, 2026 and matures three years from the date on which the loan is funded. The Company is permitted to use the proceeds of the loans borrowed under the Term Loan Credit Agreement for working capital and other general corporate purposes, including to repay existing indebtedness and the payment of fees and expenses in connection therewith and expects to use the proceeds to redeem, on or after November 1, 2026, all of the outstanding 4.250% Senior Notes due 2027 (the “2027 Notes”) issued by the Company under that certain indenture, dated as of February 1, 2017, by and between the Company and U.S. Bank National Association, as trustee. The redemption price for the 2027 Notes will be 100.000% of the principal amount of the 2027 Notes, plus accrued and unpaid interest, if any, on the 2027 Notes to the date of redemption. This Current Report on Form 8-K is not, and shall not be deemed to be, a notice of optional redemption of the 2027 Notes.

Loans borrowed under the Term Loan Credit Agreement will accrue and be payable, at the Company’s option, at an annual rate equal to (a) Term SOFR (or in the case of unavailability of Term SOFR, Daily SOFR) (each as defined in the Term Loan Credit Agreement) or (b) the alternate base rate plus, in each case, the applicable spread as set forth in the following chart that is determined based on the Company’s senior, unsecured non-credit enhanced long-term debt rating from S&P, Moody’s and/or Fitch, as applicable.

Pricing Level	Applicable Debt Rating (S&P / Moody’s / Fitch)	Applicable Spread for Term SOFR and Daily SOFR	Applicable Spread for Base Rate Loans
1	≥ A- / A3 / A-	0.875%	0.000%
2	BBB+ / Baa1 / BBB+	1.000%	0.000%
3	BBB / Baa2 / BBB	1.125%	0.125%
4	BBB- / Baa3 / BBB-	1.250%	0.250%
5	≤ BB+ / Ba1 / BB+	1.375%	0.375%

Certain direct and indirect domestic subsidiaries of the Company that guarantee or are otherwise obligated in respect of other indebtedness of the Company in an aggregate principal amount exceeding $150 million are required to guarantee the obligations of the Company under the Term Loan Credit Agreement. As of the date of the Term Loan Credit Agreement, there were no subsidiary guarantors.

The Term Loan Credit Agreement contains affirmative and negative covenants customary for financings of this type, including negative covenants limiting indebtedness, liens, mergers and other fundamental changes, changes in the nature of the business and transactions with affiliates, in each case subject to certain exceptions.

In addition, the Term Loan Credit Agreement requires the Company to maintain (i) a maximum debt to capitalization ratio of not greater than 50.0%, which, at the Company’s election, shall be increased to 55.0% in the event of a Material Acquisition (as defined in the Term Loan Credit Agreement) with respect to the last day of the fiscal quarter during which such Material Acquisition shall have been consummated and the last day of each immediately following three consecutive quarters and (ii) a consolidated interest expense coverage ratio (consolidated EBITDA to consolidated interest expense, each as defined in the Term Loan Credit Agreement) of at least 3.50 to 1.00.

The Term Loan Credit Agreement contains events of default customary for facilities of this type, such as non-payment of debt obligations, violation of affirmative or negative covenants, material inaccuracy of representations, non-payment of other material debt, bankruptcy or insolvency, ERISA and certain judgment defaults, change of control and failure of any loan document to remain in full force and effect.

The foregoing description of the Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1
Senior Unsecured Delayed Draw Term Loan Credit Agreement, dated as of October 14, 2026, among Smithfield Foods, Inc., as borrower, Bank of America, N.A., as Administrative Agent, the other lenders party hereto, and the arrangers, bookrunners and other agents party thereto.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected use of proceeds from the Term Loan Facility and the timing and completion of the redemption of the 2027 Notes, as well as any assumptions underlying any of the foregoing. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: October 16, 2026	By:	/s/ Mark L. Hall
Mark L. Hall
Chief Financial Officer